SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported): April 27, 2004 (April 26, 2004)

Grey Wolf, Inc.

(Exact name of registrant as specified in its charter)

Texas (State or Other Jurisdiction of Incorporation)	1-8226 (Commission File Number)	74-2144774 (I.R.S. Employer Identification No.)

10370 Richmond Ave., Suite 600
Houston, TX 77042
(Address of principal executive office and zip code)

713-435-6100
(Registrant’s telephone number, including area code)

(Not Applicable)
(Former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION
EXHIBIT INDEX
Press Release

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibit

Exhibit 99.1	Grey Wolf, Inc. Press Release dated April 26, 2004.

ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On April 26, 2004, Grey Wolf, Inc. issued a press release announcing operating results for the quarter ended March 31, 2004. A copy of this press release is being furnished as an exhibit to this report.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 27, 2004

GREY WOLF, INC.
/s/ David W. Wehlmann
David W. Wehlmann
Executive Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description
Exhibit 99.1	Grey Wolf, Inc. Press Release dated March 26, 2004.

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